Federated Treasury Cash Series II
A Portfolio of Cash Trust Series II
CASH II SHARES (TICKER CTWXX)

SUPPLEMENT TO Summary Prospectus and Prospectus DATED July 31, 2013
On May 16, 2014, the Board of Trustees of Cash Trust Series II approved the reorganization of Federated Treasury Cash Series II (TCSII or the “Fund”) into Federated Treasury Obligations Fund, a portfolio of Money Market Obligations Trust, (TOF). Federated Investment Management Company (the “Adviser”) is the investment adviser to both TCSII and TOF. On May 16, 2014, based on the recommendation of the Fund's Adviser, the Board determined that the reorganization of the Fund was in the best interests of the Fund and its shareholders and that the interests of existing shareholders will not be diluted as a result of the reorganization. After the reorganization, shareholders of TCSII will be invested in a fund with substantially similar investment objectives and strategies, lower gross and net expenses, and increased purchasing power in the marketplace.
Shareholders of record of the Fund as of July 11, 2014, will receive a proxy statement asking the shareholders of the Fund to approve the proposed Agreement and Plan of Reorganization at a Special Shareholders Meeting to be held on or about September 9, 2014. In order to satisfy any applicable quorum requirements for the Special Shareholders Meeting, the Adviser, and/or its affiliates, will be making investments in (i.e., purchasing shares of) the Fund on or prior to July 9, 2014. The Adviser, and/or its affiliates, will vote their shares in proportion to the negative and affirmative votes received from other shareholders of the Fund. If the Agreement and Plan of Reorganization is approved at the Special Shareholders Meeting, the reorganization will occur at the close of business on or about September 19, 2014.
Under the terms of the Agreement and Plan of Reorganization approved by the Board of Trustees of Cash Trust Series II, TCSII will transfer all or substantially all of its assets to TOF in exchange solely for Trust Shares of TOF. TCSII will then distribute, pro rata, to its shareholders of record, determined as of the date of the reorganization, all of the TOF shares received by TCSII, followed by the dissolution of TCSII.
As a result of the reorganization, each shareholder of TCSII will become a shareholder of TOF and will receive shares of TOF of equal value to the shareholder's shares in TCSII. It is anticipated that the reorganization will be treated as a tax-free reorganization for federal tax purposes. TCSII will distribute any undistributed income and realized capital gains accumulated prior to the reorganization to its shareholders. These distributions, if any, will be taxable.
Effective as of May 19, 2014, the Fund will be closed to new accounts (except for new sweep accounts). Beginning on that date, no person will be able to open a new account with the Fund (other than a new sweep account). Effective as of July 1, 2014, the Fund will be closed to new sweep accounts as well.

TCSII may stop accepting new investments, and purchasing portfolio securities, at some time prior to the reorganization date in order to facilitate the transfer of its portfolio securities to TOF as part of the reorganization.
Shareholder approval is required to effect the reorganization, and shareholders will receive a Prospectus/Proxy Statement which describes in detail TOF and the terms of the reorganization.
May 16, 2014
Federated Treasury Cash Series II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452182 (5/14)